Commitments (Details)	12 Months Ended
Dec. 31, 2021 USD ($) $ / shares
Commitments and Contingencies Disclosure [Abstract]
Underwriting discount per share | $ / shares	$ 0.2
Other underwriting expenses | $	$ 4,025,000
Underwriting agreement description	In addition, the underwriters are entitled to a deferred fee of (i) $0.35 per Unit of the gross proceeds of the initial 20,125,000 Units sold in the Initial Public Offering, or $7,043,750.